Exhibit 99.2
INDEPENDENT BANK CORPORATION AND SUBSIDIARIES
Supplemental Data

Non-performing assets

	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
	(Dollars in thousands)
Non-accrual loans	$33,074	$22,598	$10,453	$9,026	$7,792
Loans 90 days or more past due and still accruing interest	—	—	—	—	—
Subtotal	33,074	22,598	10,453	9,026	7,792
Less: Government guaranteed loans	9,947	2,243	2,249	1,940	1,790
Total non-performing loans	23,127	20,355	8,204	7,086	6,002
Other real estate and repossessed assets	896	589	426	413	938
Total non-performing assets	$24,023	$20,944	$8,630	$7,499	$6,940

As a percent of Portfolio Loans
Non-performing loans	0.54%	0.48%	0.20%	0.17%	0.15%
Allowance for credit losses	1.48	1.49	1.47	1.47	1.47
Non-performing assets to total assets	0.44	0.38	0.16	0.14	0.13
Allowance for credit losses as a percent of non-performing loans	274.33	306.85	745.45	847.23	989.32

Allowance for credit losses

	Twelve months ended December 31,
	2025			2024
	Loans	Securities	Unfunded Commitments(1)	Loans	Securities	Unfunded Commitments
	(Dollars in thousands)
Balance at beginning of period	$59,379	$132	$5,131	$54,658	$157	$5,504
Additions (deductions)
Provision for credit losses	5,676	(40)	499	5,618	(1,150)	—
Recoveries credited to allowance	2,262		—	2,711	1,125	—
Charges against the allowance	(3,872)	—	—	(3,608)	—	—
Costs included in non-interest expense	—	—	(190)	—	—	(373)
Balance at end of period	$63,445	$92	$5,440	$59,379	$132	$5,131

Net loans charged (recovered) against the allowance to average Portfolio Loans	0.04%			0.02%

(1)	Beginning in the fourth quarter of 2025, we classified the provision for unfunded lending commitments in the provision for credit losses in the Consolidated Statements of Operations.

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Capitalization

	December 31,
	2025	2024
	(In thousands)
Subordinated debt	$—	$39,586
Subordinated debentures	39,864	39,796
Amount not qualifying as regulatory capital	(1,224)	(810)
Amount qualifying as regulatory capital	38,640	78,572
Shareholders’ equity
Common stock	307,845	318,777
Retained earnings	252,794	205,853
Accumulated other comprehensive income	(57,688)	(69,944)
Total shareholders’ equity	502,951	454,686
Total capitalization	$541,591	$533,258

Non-Interest Income

	Three months ended			Twelve months ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31,
				2025	2024
	(In thousands)
Interchange income	$3,186	$4,157	$3,294	$13,860	$13,992
Service charges on deposit accounts	3,096	3,131	2,976	12,022	11,870
Net gains (losses) on assets
Mortgage loans	1,372	1,474	1,705	6,780	6,579
Equity securities at fair value	—	—	—	—	2,685
Securities	(15)	(36)	(14)	(370)	(428)
Mortgage loan servicing, net	899	74	7,761	827	9,447
Investment and insurance commissions	1,006	940	744	3,510	3,268
Bank owned life insurance	306	288	268	1,187	834
Other	2,108	1,909	2,387	7,828	8,115
Total non-interest income	$11,958	$11,937	$19,121	$45,644	$56,362

Capitalized Mortgage Loan Servicing Rights

	Three months ended December 31,		Twelve months ended December 31,
	2025	2024	2025	2024
	(In thousands)
Balance at beginning of period	$31,522	$40,204	$46,796	$42,243
Originated servicing rights capitalized	728	1,064	3,494	4,020
Change in fair value	(757)	5,528	(5,741)	533
Sale of originated servicing rights (1)	—	—	(12,823)	—
Loss on sale of originated servicing rights (1)	—	—	(233)	—
Balance at end of period	$31,493	$46,796	$31,493	$46,796

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Mortgage Loan Activity

	Three months ended			Twelve months ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31,
				2025	2024
	(Dollars in thousands)
Mortgage loans originated	$134,258	$145,561	$134,144	$535,442	$518,256
Mortgage loans sold	86,150	101,615	106,222	365,743	395,617
Net gains on mortgage loans	1,372	1,474	1,705	6,780	6,579
Net gains as a percent of mortgage loans sold ("Loan Sales Margin")	1.59%	1.45%	1.61%	1.85%	1.66%
Fair value adjustments included in the Loan Sales Margin	0.05%	0.03%	(0.32)%	0.25%	0.13%

Non-Interest Expense

	Three months ended			Twelve months ended
	December 31, 2025	September 30, 2025	December 31, 2024	December 31,
				2025	2024
	(In thousands)
Compensation	$13,884	$13,916	$13,458	$54,607	$53,389
Performance-based compensation	4,820	2,900	5,351	14,799	16,138
Payroll taxes and employee benefits	3,859	4,309	4,077	15,788	15,428
Compensation and employee benefits	22,563	21,125	22,886	85,194	84,955
Data processing	3,428	3,784	3,688	14,788	13,579
Occupancy, net	2,171	2,127	1,953	8,567	7,806
Interchange expense	1,165	1,180	1,131	4,641	4,504
Furniture, fixtures and equipment	897	892	928	3,467	3,762
Advertising	991	526	1,198	3,211	3,058
FDIC deposit insurance	861	615	729	2,824	2,870
Loan and collection	589	618	606	2,737	2,474
Legal and professional	787	682	849	2,448	2,566
Communications	471	465	462	1,997	2,095
Taxes, licenses and fees	315	335	311	1,266	1,202
Director Fees	255	265	240	1,028	949
Amortization of intangible assets	122	121	129	487	516
Provision for loss reimbursement on sold loans	(13)	(5)	2	(35)	28
Net losses (gains) on other real estate and repossessed assets	31	39	—	(46)	(170)
Other	1,445	1,362	1,875	5,659	4,902
Total non-interest expense	$36,078	$34,131	$36,987	$138,233	$135,096

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Average Balances and Tax Equivalent Rates

	Three Months Ended December 31,
	2025			2024
	Average Balance	Interest	Rate (2)	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$4,240,936	$60,117	5.64%	$3,986,254	$58,255	5.83%
Tax-exempt loans (1)	8,453	111	5.21	8,407	116	5.49
Taxable securities	553,154	3,513	2.54	644,931	4,417	2.74
Tax-exempt securities (1)	262,115	3,056	4.66	267,142	3,269	4.89
Interest bearing cash	79,621	780	3.89	84,733	1,019	4.78
Other investments	18,102	294	6.50	16,099	291	7.23
Interest Earning Assets	5,162,381	67,871	5.24	5,007,566	67,367	5.37
Cash and due from banks	55,226			57,775
Other assets, net	231,911			235,027
Total Assets	$5,449,518			$5,300,368

Liabilities
Savings and interest-bearing checking	2,932,767	12,743	1.72	2,835,507	14,393	2.02
Time deposits	847,824	7,366	3.45	789,241	8,153	4.11
Other borrowings	65,776	962	5.80	92,735	1,581	6.80
Interest Bearing Liabilities	3,846,367	21,071	2.17%	3,717,483	24,127	2.58
Non-interest bearing deposits	993,588			1,030,343
Other liabilities	110,118			102,328
Shareholders’ equity	$499,445			$450,214

Total liabilities and shareholders’ equity	$5,449,518			$5,300,368

Net Interest Income		$46,800			$43,240

Net Interest Income as a Percent of Average Interest Earning Assets			3.62%			3.45%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.
(2)	Annualized

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Average Balances and Tax Equivalent Rates

	Twelve Months Ended December 31,
	2025			2024
	Average Balance	Interest	Rate	Average Balance	Interest	Rate (2)
	(Dollars in thousands)
Assets
Taxable loans	$4,153,322	$238,524	5.74%	$3,882,822	$228,229	5.88%
Tax-exempt loans (1)	7,472	391	5.23	8,597	451	5.25
Taxable securities	584,279	15,005	2.57	652,772	18,883	2.89
Tax-exempt securities (1)	258,328	12,646	4.90	294,443	13,907	4.72
Interest bearing cash	89,077	3,837	4.31	94,621	5,013	5.30
Other investments	17,077	1,119	6.55	16,363	1,195	7.30
Interest Earning Assets	5,109,555	271,522	5.32	4,949,618	267,678	5.41
Cash and due from banks	55,859			55,309
Other assets, net	236,027			235,025
Total Assets	$5,401,441			$5,239,952

Liabilities
Savings and interest-bearing checking	2,854,237	51,474	1.80	2,727,778	57,571	2.11
Time deposits	877,414	32,024	3.65	815,815	35,123	4.31
Other borrowings	86,527	6,224	7.19	118,282	7,834	6.62
Interest Bearing Liabilities	3,818,178	89,722	1.76%	3,661,875	100,528	2.75
Non-interest bearing deposits	999,302			1,047,843
Other liabilities	109,133			103,622
Shareholders’ equity	$474,828			$426,612

Total liabilities and shareholders’ equity	$5,401,441			$5,239,952

Net Interest Income		$181,800			$167,150

Net Interest Income as a Percent of Average Interest Earning Assets			3.56%			3.38%

(1)	Interest on tax-exempt loans and securities is presented on a fully tax equivalent basis assuming a marginal tax rate of 21%.

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Commercial Loan Portfolio Analysis as of December 31, 2025

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non-accrual	Total
	(Dollars in thousands)
Land	$10,293	$15	$—	$15	0.1%
Land Development	22,808	—	—	—	—
Construction	158,235	—	14,269	14,269	9.0
Income Producing	784,506	30,309	9,262	39,571	5.0
Owner Occupied	648,338	11,498	—	11,498	1.8
Total Commercial Real Estate Loans	$1,624,180	$41,822	$23,531	$65,353	4.0

Other Commercial Loans	$589,377	$27,929	—	$27,929	4.7
Total non-performing commercial loans			$23531

Commercial Loan Portfolio Analysis as of December 31, 2024

	Total Commercial Loans
		Watch Credits			Percent of Loan Category in Watch Credit
Loan Category	All Loans	Performing	Non-accrual	Total
	(Dollars in thousands)
Land	$8,734	$—	$—	$—	0.0%
Land Development	24,637	—	—	—	—
Construction	201,474	16,589	—	16,589	8.2
Income Producing	624,499	22,286	—	22,286	3.6
Owner Occupied	544,829	18,396	47	18,443	3.4
Total Commercial Real Estate Loans	$1,404,173	$57,271	$47	$57,318	4.1

Other Commercial Loans	$533,190	$27,334	7	$27,341	5.1
Total non-performing commercial loans			$54

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